Exhibit 10.74
PROMISSORY NOTE

Borrower:	Lender:

Patriot Risk Management, Inc.	Ullico Inc.
PRS Group, Inc.	1625 Eye Street, NW
Guarantee Insurance Group, Inc.	Washington, DC 20006
Patriot Risk Services, Inc.
Patriot Risk Management of Florida, Inc.
SunCoast Capital, Inc.
401 East Las Olas Blvd.
Suite 1540
Ft. Lauderdale, FL 33301
Date: 12/31/2008
Maturity Date: 04/15/2016
Loan Amount: $5,450,000

BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS

“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.
     For value received, I promise to pay to you, or your order, at your address listed above, the PRINCIPAL sum of five million four hundred fifty thousand and no/100 Dollars $5,450,000.00.
☑	Single Advance: I will receive all of this principal sum on the date hereof. No additional advances are contemplated under this Note.

☐	Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this Note. On I will receive the amount of $ and future principal advances are contemplated.
Conditions: The conditions for future advances are

.

☐	Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject in all other conditions and expires on .

☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST:	I agree to pay interest on the outstanding principal balance from the date hereof at the variable rate set forth below:

☑ Variable Rate:
☑ Index Rate: The future rate will be 4.500 percent above the following index rate: Prime Rate, as published in The Wall Street Journal.

☐ No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

☑ Frequency and Timing: The rate on this Note may change as often as every day beginning 12/31/2008. A change in the interest rate will take effect on the following day.

☐ Limitations: During the term of this loan, the applicable annual interest rate will not be more than % or less than %. The rate may not change more than % each .
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
☑	The amount of each scheduled payment will change.

☐	The amount of the final payment will change.

☐	.
ACCRUAL METHOD: Interest will be calculated on an Actual/365 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this Note owing after maturity, and until paid in full, as stated below:
☑	on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐	at a rate equal to .

☑	LATE CHARGE: If a payment is made more than 5 days after it is due, I agree to pay a late charge of 5.000% of the payment amount.

☐	ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which ☐ are ☐ are not included in the principal amount above: .

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PAYMENTS: I agree to pay this Note as follows:
Commencing on January 15, 2009, I shall make 88 consecutive monthly payments of principal and interest on this Note on the 15th day of each month during the term hereof so that all amounts under this Note are repaid in full on the Maturity Date (April 15, 2016). The initial amount of such monthly payments shall be $83,438.36, but this amount will change upon an adjustment to the interest rate as provided herein. Any such adjustment to the amount of the monthly payment amount shall be computed by re-amortizing the then-outstanding balance of this Note over the remaining term of this Note at equal monthly payments at the new interest rate so that the balance of this Note will be fully repaid as of the Maturity Date.
ADDITIONAL TERMS:
[1] See Commercial Loan Agreement and Addendum thereto dated as of even date hereof.
[2] The term following day referred to in “Frequency and Timing” above refers to the next business day following a change in the Prime Rate as reported in The Wall Street Journal.
[3] As referenced in “Effects of Variable Rate” above, the payments will change on the 15th day of the calendar month following the month during which the rate changed.
[4] Notwithstanding any other provision of this Note, Borrower shall pay a prepayment premium equal to 10% during the first twelve [12] months following the date of this Note, 8% during the second twelve [12] months following the date of this Note [that is, months 13 through 24], and 6% during the third twelve [12] months following the date of this Note [that is, months 25 through 36]. This prepayment premium shall not apply after the thirty-sixth month following the date of this Note.
[5] See Addendum A dated as of even date hereof attached hereto and incorporated herein by this reference.

☑ SECURITY: This Note is separately secured by (describe separate document by type and date): Commercial Security Agreement and Stock Pledge Agreements related hereto, each dated as of even date hereof. [This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this Note.]
PURPOSE: The purpose of this loan is set forth in the Commercial Loan Agreement dated as of even date hereof.

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SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON ADDENDUM A). I have received a copy on today’s date.

Signature for Lender:			BORROWER:

ULLICO INC.			PATRIOT RISK MANAGEMENT, INC., a Delaware corporation

By:	/s/ James M. Paul		By:

	Name:	James M. Paul		Name:	Steven M. Mariano
	Title:	Senior V.P., Chief Operating Officer		Title:	President and Chief Executive Officer

PRS GROUP, INC., a Delaware corporation
By:
	Name:	Steven M. Mariano
	Title:	Chairman

GUARANTEE INSURANCE GROUP, INC., a Delaware corporation
By:
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PATRIOT RISK SERVICES, INC., a Delaware corporation
By:
	Name:	Steven M. Mariano
	Title:	Chairman

(Signature Page to Promissory Note)

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON ADDENDUM A). I have received a copy on today’s date.

Signature for Lender:	BORROWER:

ULLICO INC.	PATRIOT RISK MANAGEMENT, INC., a Delaware corporation

By:	By:	/s/ Steven M. Mariano

Name:		Name:	Steven M. Mariano
Title:		Title:	President and Chief Executive Officer

PRS GROUP, INC., a Delaware corporation
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

GUARANTEE INSURANCE GROUP, INC., a Delaware corporation
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PATRIOT RISK SERVICES, INC., a Delaware corporation
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

(Signature Page to Promissory Note)

PATRIOT RISK MANAGEMENT OF FLORIDA, INC., a Delaware corporation
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	Chairman

SUNCOAST CAPITAL, Inc., a Delaware corporation
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

(Signature Page to Promissory Note (Continued))

ADDENDUM A
     DEFINITIONS: As used on page 1, “☑” means, the terms that apply to this loan. “I,” “me” or “my” means each Borrower who signs this Note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Note (together referred to as “us”). “You” or “your” means the Lender and its successors and assigns.
     APPLICABLE LAW: The law of the State of Delaware (without regard to its conflict of laws principles) will govern this Note. Any term of this Note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is at the essence in this agreement.
     COMMISSIONS OR OTHER REMUNERATION: I understand and agree that any insurance premiums paid to insurance companies as part of this Note will involve money retained by you or paid back to you as commissions or other remuneration.
     In addition, I understand and agree that some other payments to third parties of this Note may also involve money retained by you or paid back to you as commissions or other remuneration.
     PAYMENTS: Each payment I make on this Note will first reduce that amount l owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this Note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this Note. Any partial prepayment will not excuse or reduce any later scheduled payment until this Note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
     INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this Note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.
     INDEX RATE: The index will serve only as a device for setting the rate on this Note. You do not guarantee by selecting this index, or the margin, that the rate on this Note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

     ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on the cover pages of this Note. For the purpose of interest calculation, the accrual method will determine the number of days in a year. If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.
     POST MATURITY RATE: For purposes of deciding when the “Post Maturity Rate” (shown on the cover pages of this Note) applies, the term “maturity” means the date at the last scheduled payment indicated on the cover pages of this Note or the date you accelerate payment on the Note, whichever is earlier. SINGLE ADVANCE LOANS. If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the “PAYMENTS BY LENDER” paragraph below. MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.
     PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums,) then you may treat those payments made by you as advances and add them to the unpaid principal under this Note, or you may demand immediate payment of the charges.
     SET-OFF: I agree that you may set off any amount due and payable under this Note against any right I have to receive money from you.
     “Right to receive money from you” means:
     [1] any deposit account balance I have with you;
     [2] any money award to me on an item presented to you or in your possession for collection or exchange; and
     [3] any repurchase agreement or other non deposit obligation.
     “Any amount due and payable under this Note” means the total amount of which you are entitled to demand payment under the terms of this Note at the time you set-off. This total includes any balance the due date for which you properly accelerate under this Note.
     If my right to receive money from you is also owned by someone who has not agreed to pay this Note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative, it also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
     You will not be liable for the dishonor of any check when the dishonor occurs because you set-off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off:

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     REAL ESTATE OR RESIDENCE SECURITY: If this Note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, in the extent not prohibited by law and not contrary in the terms of the separate security Instrument, by the “Default” and “Remedies” paragraphs herein.
     DEFAULT: I will be in default if any one or more of the following occur:
     (1) Borrower makes any written statement or provides any financial information that is untrue or inaccurate at the time it was/is provided and within 30 days of written notice to Borrower by Lender, Borrower fails to take the action necessary to make the written statement or financial information provided to Lender true and accurate;
     (2) Any collateral securing this Note is used in a manner or for a purpose which threatens confiscation by a legal authority;
     (3) Any Borrower changes its name or assumes an additional name without first notifying Lender before making such a change; and/or
     (4) An Event of Default continues under the terms of the Commercial Loan Agreement signed by Borrower of even date herewith after the expiration of any applicable notice, grace and/or cure periods.
     REMEDIES: If I am in default on this Note you have, but are not limited to the following remedies:
     (1) You may demand immediate payment of all I owe you under this Note [principal accrued unpaid interest and other accrued charges].
     (2) You may set-off this debt against any right I have to the payment of money from you, subject to the terms at the set-off paragraph herein.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this Note, as a condition for not using any other remedy.
     (4) You may refuse to make advances to me or allow purchases on credit by me.
     (5) You may use any remedy you have under state or federal law. By selecting anyone or more of those remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.
     COLLECTION COSTS AND ATTORNEY’S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this Note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney’s fees and cost you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

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     WAIVER: I Give up my rights to require you to do certain things. I will not require you to:
     [1] demand payment of amounts due presentment;
     [2] obtain official certification of nonpayment protest; or
     [3] give notice that amounts due have not been paid (notice of dishonor).
     I waive any defenses I have based and notice of dishonor or impairment of collateral.
     OBLIGATIONS INDEPENDENT: I understand that I must pay this Note even if someone else has also agreed to pay it (by, for example, signing this loan or a separate guarantee or endorsement). You may sue me alone or anyone else who is obligated on this Note, or any number of us together, to collect this Note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this Note. Any extension of new credit to any of us, or renewal of this Note by all of less than all us, will not release me from my duty to pay it. [Of course, you are entitled to one payment in full.] I agree that you may at your option extend this Note or the debt represented by this Note, or any portion of the Note or debt from time to time, without limit or notice and for any term without affecting my liability for payment of the Note. I will not assign my obligation under this agreement without your prior written approval,
     FINANCIAL INFORMATION: I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statement and information I provide to you are or will be current, correct and complete.
     NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or mailing it by first class mail addressed to me at my last known address. My current address is on the cover pages of this Note. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address dated on the cover pages of this agreement or to any other address that you have designated.

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